Exhibit 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited - in millions, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012

OPERATING REVENUES:
Gas utility	$138.0	$116.0	$453.9	$408.3
Electric utility	154.7	149.3	304.2	288.7
Nonutility	238.3	205.3	473.5	378.2
Total operating revenues	531.0	470.6	1,231.6	1,075.2

OPERATING EXPENSES:
Cost of gas sold	50.7	31.8	207.9	168.9
Cost of fuel and purchased power	53.9	47.0	104.1	91.7
Cost of nonutility revenues	77.3	57.6	163.7	117.1
Other operating	209.4	188.4	425.0	361.6
Depreciation and amortization	68.8	63.4	135.0	127.0
Taxes other than income taxes	13.0	12.2	31.2	28.8
Total operating expenses	473.1	400.4	1,066.9	895.1

OPERATING INCOME	57.9	70.2	164.7	180.1

OTHER INCOME (EXPENSE):
Equity in (losses) of unconsolidated affiliates	(50.6)	(6.6)	(57.3)	(14.2)
Other income - net	3.6	1.2	6.5	4.5
Total other expense	(47.0)	(5.4)	(50.8)	(9.7)

INTEREST EXPENSE	21.5	23.9	45.0	47.9

INCOME (LOSS) BEFORE INCOME TAXES	(10.6)	40.9	68.9	122.5

INCOME TAXES	(4.8)	15.3	24.9	45.6

NET INCOME (LOSS)	$(5.8)	$25.6	$44.0	$76.9

AVERAGE COMMON SHARES OUTSTANDING	82.3	82.0	82.3	82.0
DILUTED COMMON SHARES OUTSTANDING	82.3	82.1	82.4	82.0

EARNINGS (LOSS) PER SHARE OF COMMON STOCK

BASIC	$(0.07)	$0.31	$0.53	$0.94

DILUTED	$(0.07)	$0.31	$0.53	$0.94

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited - in millions)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012

OPERATING REVENUES:
Gas utility	$138.0	$116.0	$453.9	$408.3
Electric utility	154.7	149.3	304.2	288.7
Other	0.1	0.5	0.2	0.9
Total operating revenues	292.8	265.8	758.3	697.9

OPERATING EXPENSES:
Cost of gas sold	50.7	31.8	207.9	168.9
Cost of fuel and purchased power	53.9	47.0	104.1	91.7
Other operating	76.1	77.8	162.9	157.7
Depreciation and amortization	48.7	47.8	97.1	96.4
Taxes other than income taxes	12.2	11.6	29.7	27.5
Total operating expenses	241.6	216.0	601.7	542.2

OPERATING INCOME	51.2	49.8	156.6	155.7

OTHER INCOME - NET	3.0	0.7	4.8	2.9

INTEREST EXPENSE	15.7	18.0	33.6	35.7

INCOME BEFORE INCOME TAXES	38.5	32.5	127.8	122.9

INCOME TAXES	14.3	12.4	48.5	46.8

NET INCOME	$24.2	$20.1	$79.3	$76.1

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Unaudited - in millons)
	As of
	June 30,	December 31,
	2013	2012

ASSETS
Current Assets
Cash & cash equivalents	$5.9	$19.5
Accounts receivable - less reserves of $7.6 &
$6.8, respectively	231.7	216.7
Accrued unbilled revenues	84.0	185.0
Inventories	133.9	158.6
Recoverable fuel & natural gas costs	18.6	25.3
Prepayments & other current assets	85.2	73.3
Total current assets	559.3	678.4

Utility Plant
Original cost	5,265.0	5,176.8
Less: accumulated depreciation & amortization	2,104.4	2,057.2
Net utility plant	3,160.6	3,119.6

Investments in unconsolidated affiliates	25.5	78.1
Other utility & corporate investments	35.8	34.6
Other nonutility investments	35.5	24.9
Nonutility plant - net	616.2	598.0
Goodwill - net	262.3	262.3
Regulatory assets	253.1	252.7
Other assets	37.0	40.5
TOTAL ASSETS	$4,985.3	$5,089.1

LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$117.9	$180.6
Accounts payable to affiliated companies	—	29.7
Accrued liabilities	175.2	198.8
Short-term borrowings	297.8	278.8
Current maturities of long-term debt	130.7	106.4
Total current liabilities	721.6	794.3

Long-term Debt - Net of Current Maturities	1,477.8	1,553.4

Deferred Income Taxes & Other Liabilities
Deferred income taxes	669.3	637.2
Regulatory liabilities	376.4	364.2
Deferred credits & other liabilities	221.9	213.9
Total deferred credits & other liabilities	1,267.6	1,215.3

Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
82.3 and 82.2 shares, respectively	704.5	700.5
Retained earnings	815.4	829.9
Accumulated other comprehensive (loss)	(1.6)	(4.3)
Total common shareholders' equity	1,518.3	1,526.1
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$4,985.3	$5,089.1

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited - in millons)

	Six Months Ended
	June 30,
	2013	2012

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$44.0	$76.9
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	135.0	127.0
Deferred income taxes & investment tax credits	25.7	32.9
Equity in losses of unconsolidated affiliates	57.3	14.2
Provision for uncollectible accounts	3.9	3.9
Expense portion of pension & postretirement benefit cost	4.5	5.1
Other non-cash charges - net	4.8	5.6
Changes in working capital accounts:
Accounts receivable & accrued unbilled revenues	82.1	74.7
Inventories	24.7	(17.7)
Recoverable/refundable fuel & natural gas costs	6.7	2.8
Prepayments & other current assets	(11.5)	16.9
Accounts payable, including to affiliated companies	(99.4)	(70.3)
Accrued liabilities	(13.5)	(18.6)
Unconsolidated affiliate dividends	0.3	—
Employer contributions to pension & postretirement plans	(6.8)	(10.2)
Changes in noncurrent assets	(4.6)	(3.5)
Changes in noncurrent liabilities	1.7	(4.5)
Net cash flows provided by operating activities	254.9	235.2

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from:
Long-term debt, net of issuance costs	122.3	99.5
Dividend reinvestment plan & other common stock issuances	3.8	3.6
Requirements for:
Dividends on common stock	(58.4)	(57.4)
Retirement of long-term debt	(176.5)	(36.9)
Other financing activities	0.1	—
Net change in short-term borrowings	19.0	(65.9)
Net cash used in financing activities	(89.7)	(57.1)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from investing activities	3.0	7.6
Requirements for:
Capital expenditures, excluding AFUDC equity	(171.4)	(188.5)
Other investments	(10.4)	(0.2)
Net cash used in investing activities	(178.8)	(181.1)

Net change in cash & cash equivalents	(13.6)	(3.0)
Cash & cash equivalents at beginning of period	19.5	8.6
Cash & cash equivalents at end of period	$5.9	$5.6

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(Unaudited - in millions, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012

REPORTED EARNINGS:
Utility Group
Gas Utility Services	$2.9	$1.3	$41.0	$38.8
Electric Utility Services	18.9	17.2	33.5	32.8
Other Operations	2.4	1.6	4.8	4.5
Total Utility Group	24.2	20.1	79.3	76.1

Nonutility Group
Infrastructure Services	7.9	8.4	14.8	11.4
Energy Services	(0.8)	—	(2.2)	(1.7)
Coal Mining	(3.7)	2.5	(9.7)	2.2
Other Businesses	(0.2)	—	(0.5)	0.1
Nonutility Group, excluding ProLiance	3.2	10.9	2.4	12.0

Corporate and Other	(0.3)	(0.2)	(0.2)	(0.1)

Vectren Consolidated, excluding ProLiance	$27.1	$30.8	$81.5	$88.0

ProLiance	(32.9)	(5.2)	(37.5)	(11.1)

Vectren Consolidated	$(5.8)	$25.6	$44.0	$76.9

EARNINGS PER SHARE:
Utility Group	$0.29	$0.24	$0.96	$0.93
Nonutility Group, excluding ProLiance	0.04	0.14	0.03	0.15
Corporate and Other	—	—	—	—

EPS, excluding ProLiance	$0.33	$0.38	$0.99	$1.08

ProLiance	(0.40)	(0.07)	(0.46)	(0.14)

Reported EPS	$(0.07)	$0.31	$0.53	$0.94

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012

GAS UTILITY (Millions):
Residential Margin	$53.2	$52.1	$144.7	$142.5
Commercial Margin	13.3	12.8	42.3	40.2
Industrial Margin	12.5	12.1	29.8	27.9
Other Margin	2.4	2.0	5.4	5.4
Regulatory Expense Recovery Mechanisms	$5.9	$5.2	$23.8	$23.4
Total Gas Utility Margin	87.3	84.2	246.0	239.4
Cost of Gas Sold	$50.7	$31.8	$207.9	$168.9
Total Gas Utility Revenue	$138.0	$116.0	$453.9	$408.3

GAS SOLD & TRANSPORTED (MMDth):
Residential	8.2	6.8	46.8	35.6
Commercial	3.8	3.4	20.3	15.4
Industrial	25.1	24.3	56.1	52.1
	37.1	34.5	123.2	103.1

AVERAGE GAS CUSTOMERS
Residential	906,179	897,821	909,786	903,281
Commercial	84,285	82,579	84,628	83,117
Industrial	1,676	1,665	1,676	1,660
	992,140	982,065	996,090	988,058

YTD WEATHER AS A PERCENT OF NORMAL:
Heating Degree Days (Ohio)	88%	81%	103%	82%

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012

ELECTRIC UTILITY (Millions):
Residential Margin	$33.9	$38.0	$70.2	$71.8
Commercial Margin	26.6	27.4	51.0	51.3
Industrial Margin	27.8	28.0	53.9	54.6
Other Margin	0.9	(0.3)	1.7	0.5
Regulatory Expense Recovery Mechanisms	2.0	1.3	4.5	2.0
Wholesale and Transmission	9.6	7.9	18.8	16.8
Total Electric Utility Margin	100.8	102.3	200.1	197.0
Cost of Fuel & Purchased Power	53.9	47.0	104.1	91.7
Total Electric Utility Revenue	$154.7	$149.3	$304.2	$288.7

ELECTRICITY SOLD (GWh):
Residential	307.2	346.2	679.4	684.6
Commercial	324.0	347.1	623.1	639.8
Industrial	698.0	713.4	1,357.3	1,395.1
Other Sales - Street Lighting	4.8	4.8	10.6	10.7
Total Retail	1,334.0	1,411.5	2,670.4	2,730.2
Wholesale	187.2	76.0	263.6	124.7
	1,521.2	1,487.5	2,934.0	2,854.9

AVERAGE ELECTRIC CUSTOMERS
Residential	123,717	123,225	123,712	123,258
Commercial	18,366	18,285	18,360	18,268
Industrial	114	115	115	115
Other	36	33	36	33
	142,233	141,658	142,223	141,674

YTD WEATHER AS A PERCENT OF NORMAL:
Cooling Degree Days (Indiana)	107%	146%	106%	156%
Heating Degree Days (Indiana)	101%	61%	101%	70%